UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8–K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4 , 2015

HC2 HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001‑35210	54‑1708481
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

505 Huntmar Park Drive #325
Herndon, VA 20170
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (703) 865‑0700

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐	Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Item 8.01 Other Events.

HC2 Holdings, Inc. (the “Company”) is filing this Current Report on Form 8-K to update the risk factors, recent developments and financial information previously disclosed in its periodic and other reports filed with the U.S. Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The updated Risk Factors, which are attached hereto as Exhibit 99.1 and are incorporated herein by reference, are intended to supersede in their entirety the risk factors set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014. The updated Recent Developments and Financial Information, which are attached hereto as Exhibit 99.2 and are incorporated herein by reference, are intended to supplement the press release issued by the Company on November 2, 2015 regarding the Company’s Preliminary Third Quarter 2015 results and furnished to the Securities and Exchange Commission.

The information contained in this Item 8.01, including Exhibit 99.1 and Exhibit 99.2 attached hereto, is being filed with the Securities and Exchange Commission and shall be deemed “filed” for the purpose of Section 18 of the Exchange Act. Such information shall be incorporated by reference in any filings made by the Company under the Exchange Act or the Securities Act of 1933 , as amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Risk Factors
99.2	Recent Developments and Preliminary Third Quarter 2015 Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HC2 Holdings, Inc.

Dated: November 4 , 2015	By:	/s/ Michael Sena
Name: Michael Sena Title: Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description
99.1	Risk Factors
99.2	Recent Developments and Preliminary Third Quarter 2015 Financial Information